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                                                                    Exhibit 23.3

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to the Registration Statement of Clark Refining & Marketing, Inc. on Form S-4 of our report dated February 6, 1998, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP
St. Louis, Missouri
October 16, 1998